UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Harvard Apparatus Regenerative Technology, Inc.

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

HARVARD APPARATUS REGENERATIVE TECHNOLOGY, INC.

84 October Hill Road, Suite 11

Holliston, Massachusetts 01746-1371

April 29, 2024

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Harvard Apparatus Regenerative Technology, Inc. (the Meeting) to be held, in person, on Thursday, June 20, 2024 at 9:30 am EDT at the Company’s principal executive offices located at 84 October Hill Road, Suite 11, Holliston, MA 01746.

Detailed information about the Meeting and the proposals to be acted upon are included in the accompanying notice of Meeting and proxy statement (the “Proxy Statement”). The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 also accompanies this letter.

Whether or not you plan to attend the Meeting, you can ensure that your shares of the Company’s common stock are voted at the Meeting in accordance with your written instructions by completing and returning the enclosed proxy card. If you plan to attend the Meeting in person, please remember to bring a form of personal identification with you and, if you are acting as a proxy for another stockholder, please bring written confirmation from the record owner that you are acting as a proxy. A complete list of shareholders entitled to vote at the Meeting will be available for inspection for a period of ten days prior to the Meeting, at the Company’s office, located at 84 October Hill Road, Suite 11, Holliston, MA 01746.

If your shares are held by your broker in their name (in “street name”), your broker may not vote your shares on the election of directors (Proposal No. 1) in the absence of your specific instructions as to how to vote. All proposals presented in this Proxy Statement, other than Proposal No. 2, are considered non-routine matters. Proposal No. 2 is considered a routine matter. If your shares are held in street name, it is important that you provide instructions to your broker regarding the voting of your shares.

We are using the Internet as our primary means of furnishing the proxy materials to our shareholders. This process expedites the delivery of proxy materials, materials remain easily accessible to shareholders, and shareholders receive clear instructions for receiving materials and voting.

We are mailing the Notice of Internet Availability of Proxy Materials to shareholders on or about May 11, 2024. The Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2023 (referred to herein collectively as the Proxy Materials) are available at www.edocumentview.com/HRGN.

The Notice of Internet Availability of Proxy Materials contains instructions for our shareholders’ use of this process, including how to access our Proxy Statement and 2023 Annual Report and how to vote, including online or by mail. To the extent you receive a proxy card, such proxy card will also contain instructions on how you may also vote by telephone. In addition, the Notice of Internet Availability of Proxy Materials contains instructions on how you may (i) receive a paper copy of the Proxy Statement and the Company’s Annual Report on Form 10-K, if you received only a Notice of Internet Availability of Proxy Materials this year, or (ii) elect to receive your Proxy Statement and Annual Report only over the Internet, if you received them by mail this year.

The Annual Meeting has been called for the following purposes:

1.	To elect three Director nominees as Class II Directors, nominated by the Board of Directors for a three-year term, such term to continue until the annual meeting of stockholders in 2027 and until such Director’s successor is duly elected and qualified, or until his resignation or removal;

2.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

3.	To consider and vote, on a non-binding advisory basis, as to the approval of the compensation of our named executive officers as disclosed in this proxy statement; and

4.	To consider and vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The Board of Directors of Harvard Apparatus Regenerative Technology, Inc. recommends that you vote “FOR” the election of each of the nominees of the Board of Directors as a Director of Harvard Apparatus Regenerative Technology, Inc.

The Board of Directors of Harvard Apparatus Regenerative Technology, Inc. recommends that you vote “FOR the proposal to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

Our Board of Directors recommends that you vote “FOR” the non-binding approval of the compensation of our named executive officers as disclosed in this proxy statement.

The Board of Directors has fixed the close of business on April 22, 2024 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

YOUR VOTE IS IMPORTANT.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE CAST YOUR VOTE ONLINE, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD IN THE POSTAGE-PAID ENVELOPE (WHICH WILL BE PROVIDED TO THOSE STOCKHOLDERS WHO REQUEST TO RECEIVE PAPER COPIES OF THESE MATERIALS BY MAIL) BEFORE THE ANNUAL MEETING SO THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING. INSTRUCTIONS REGARDING THE METHODS OF VOTING ARE CONTAINED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS.

Sincerely,

Junli (Jerry) He, Chief Executive Officer, Director, and Chairman

HARVARD APPARATUS REGENERATIVE TECHNOLOGY, INC.

84 October Hill Road, Suite 11

Holliston, Massachusetts 01746-1371

(774) 233-7300

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 20, 2024

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Harvard Apparatus Regenerative Technology, Inc. (the Company) will be held on Thursday, June 20, 2024 at 9:30 a.m. Eastern Time. The Annual Meeting will have the following purposes:

1.	To elect three Director Nominees as Class II Directors, nominated by the Board of Directors for a three-year term, such term to continue until the annual meeting of stockholders in 2027 and until such Director’s successor is duly elected and qualified, or until his resignation or removal;

2.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

3.	To consider and vote, on a non-binding advisory basis, as to the approval of the compensation of our named executive officers as disclosed in this proxy statement; and

4.	Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on April 22, 2024 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of record of our Common Stock at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Each of the items of business listed above is more fully described in the proxy statement that accompanies this notice.

In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

The Board of Directors of Harvard Apparatus Regenerative Technology, Inc. recommends that you vote “FOR” the election of each of the nominees of the Board of Directors as a Director of Harvard Apparatus Regenerative Technology, Inc.

The Board of Directors of Harvard Apparatus Regenerative Technology, Inc. recommends that you vote “FOR the proposal to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

Our Board of Directors recommends that you vote “FOR” the non-binding approval of the compensation of our named executive officers as disclosed in this proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on Thursday, June 20, 2024: The Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2023, are available at www.edocumentview.com/HRGN.

By Order of the Board of Directors,

Junli (Jerry) He Chief Executive Officer, Director, and Chairman

Holliston, Massachusetts

April 29, 2024

YOUR VOTE IS IMPORTANT.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE CAST YOUR VOTE ONLINE, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD IN THE POSTAGE-PAID ENVELOPE (WHICH WILL BE PROVIDED TO THOSE STOCKHOLDERS WHO REQUEST TO RECEIVE PAPER COPIES OF THESE MATERIALS BY MAIL) BEFORE THE ANNUAL MEETING SO THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING. INSTRUCTIONS REGARDING THE METHODS OF VOTING ARE CONTAINED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS.

Harvard Apparatus Regenerative Technology, Inc.

Notice of 2023 Annual Meeting of Stockholders,

Proxy Statement and Other Information

i

HARVARD APPARATUS REGENERATIVE TECHNOLOGY, INC.

84 October Hill Road, Suite 11

Holliston, Massachusetts 01746-1371

(774) 233-7300

PROXY STATEMENT

Annual Meeting of Stockholders to Be Held on Thursday, June 20, 2024

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Harvard Apparatus Regenerative Technology, Inc. (“we” or the “Company”) for use at the Annual Meeting of Stockholders of the Company to be held on June 20, 2024 at 9:30 a.m. Eastern Time (the “Annual Meeting”).

At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon:

1.	The election of three Director Nominees as Class II Directors, nominated by the Board of Directors for a three-year term, such term to continue until the annual meeting of stockholders in 2027 and until such Director’s successor is duly elected and qualified, or until his resignation or removal;

2.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

3.	To consider and vote, on a non-binding advisory basis, as to the approval of the compensation of our named executive officers as disclosed in this proxy statement; and

4.	Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Under rules and regulations of the Securities and Exchange Commission (“SEC”) instead of mailing a printed copy of our proxy materials to each shareholder of record or beneficial owner of our common stock, we are furnishing proxy materials, which include our Proxy Statement and Annual Report, to our shareholders over the Internet and providing a Notice of Internet Availability of Proxy Materials by mail.

The Notice of Internet Availability of Proxy Materials is first being mailed to stockholders of the Company on or about May 11, 2024, in connection with the solicitation of proxies for the Annual Meeting.

The Board of Directors has fixed the close of business on April 22, 2024 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the “Record Date”). Only holders of record of Common Stock, par value $0.01 per share, of the Company (the “Common Stock”) at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 14,315,091 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. As of the Record Date, there were approximately 140 stockholders of record. Each holder of a share of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter properly submitted at the Annual Meeting.

A quorum, consisting of the holders of a majority of the shares of Common Stock issued, outstanding, and entitled to vote at the Meeting, will be required to be present in person or by proxy for the transaction of business at the Annual Meeting. Shares held of record by stockholders or their nominees who do not return a signed and dated proxy, properly deliver proxies via the Internet or telephone, or attend the Annual Meeting will not be considered present or represented at the Annual Meeting and will not be counted in determining the presence of a quorum.

1

Consistent with applicable law, we intend to count abstentions and broker non-votes only for the purpose of determining the presence or absence of a quorum for the transaction of business. A broker “non-vote” refers to shares held by a broker or nominee that does not have the authority, either express or discretionary, to vote on a particular matter. Applicable rules no longer permit brokers to vote in the election of Directors if the broker has not received instructions from the beneficial owner. Accordingly, it is important that beneficial owners instruct their brokers how they wish to vote their shares.

With respect to the election of the Class II directors in Proposal 1, such directors are elected by a plurality of the votes cast if a quorum is present. As to each director, votes may be cast for the director or withheld. In a plurality election, votes may only be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. This means that the persons receiving the highest number of “FOR” votes will be elected as a director. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger percentage of votes.

Approval of Proposal No. 2 regarding the ratification of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 requires the affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on this Proposal No. 2.

With respect to the non-binding advisory vote on the compensation of our named executive officers as disclosed in this proxy statement in Proposal 3, although non-binding, the affirmative vote of a majority of the voting power of the outstanding voting stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required for the approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on this Proposal 3.

The corporate actions described in this Proxy Statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

You will not receive a printed copy of the proxy materials unless you request to receive these materials in hard copy by following the instructions provided in the Notice of Internet Availability of Proxy Materials. Instead, the Notice of Internet Availability of Proxy Materials will instruct you how you may access and review all of the important information contained in the proxy materials. The Notice of Internet Availability of Proxy Materials also instructs you how you may submit your proxy via the Internet or mail. To the extent you receive a proxy card, such proxy card will also contain instructions on how you may also vote by telephone. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials.

We encourage you to vote either online, by telephone or by completing, signing, dating and returning a proxy card or if you hold your shares through a brokerage firm, bank or other financial institution, by completing and returning a voting instruction form. This ensures that your shares will be voted at the Annual Meeting and reduces the likelihood that we will be forced to incur additional expenses soliciting proxies for the Annual Meeting.

Voting over the Internet, by telephone or mailing a proxy card will not limit your right to vote in person or to attend the Annual Meeting. Any record holder as of the Record Date may attend the Annual Meeting in person and may revoke a previously provided proxy at any time by: (i) executing and delivering a later-dated proxy to the corporate secretary at Harvard Apparatus Regenerative Technology, Inc., 84 October Hill Road, Suite 11, Holliston, Massachusetts 01746-1371; (ii) delivering a written revocation to the corporate secretary at the address above before the meeting; or (iii) voting in person at the Annual Meeting.

2

Beneficial holders who wish to change or revoke their voting instructions should contact their brokerage firm, bank or other financial institution for information on how to do so. Beneficial holders who wish to attend the Annual Meeting and vote in person should contact their brokerage firm, bank or other financial institution holding shares of Common Stock on their behalf in order to obtain a “legal proxy”, which will allow them to vote in person at the meeting. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Our Board of Directors recommends that you vote (i) “FOR” the election of each of the nominees of the Board of Directors as a Director of Harvard Apparatus Regenerative Technology, Inc., (ii) “FOR the proposal to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024, and (iii) “FOR” the non-binding approval of the compensation of our named executive officers as disclosed in this proxy statement.

Proxies will be voted as specified. If your proxy is properly submitted, it will be voted in the manner you direct. If you do not specify instructions with respect to any particular matter to be acted upon at the meeting, proxies will be voted in favor of the Board of Directors’ recommendations.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on Thursday, June 20, 2024: The Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, are available at www.edocumentview.com/HRGN. The Annual Report, however, is not part of the proxy solicitation material.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors of the Company currently consists of seven members and is divided into three classes of Directors, with two Directors in Class I, three Directors in Class II and two Directors in Class III. Directors serve for three-year terms with one class of Directors being elected by our stockholders at each annual meeting to succeed the Directors of the same class whose terms are then expiring.

At the Annual Meeting, three Class II Directors, nominated by the Board of Directors, will stand for election to serve until the 2027 annual meeting of stockholders and until their successor is duly elected and qualified, or until his resignation or removal.

The Board of Directors has nominated David Green, Ting Li and Ronald Packard for re-election as Class II Directors of the Company. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy “FOR” the election of David Green, Ting Li and Ronald Packard. The nominees have agreed to stand for election and, if elected, to serve as Director. However, if such person nominated by the Board of Directors is unable to serve or will not serve, the proxies will be voted for the election of such other person as the Board of Directors may recommend.

3

Vote Required

The affirmative vote of a plurality of the votes cast by holders of shares of Common Stock present or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for the election of the nominees as Class II Directors of the Company.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE FOLLOWING NOMINEES OF THE BOARD OF DIRECTORS: DAVID GREEN, TING LI AND RONALD PACKARD. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” THE NOMINEES UNLESS INSTRUCTIONS TO WITHHOLD OR TO THE CONTRARY ARE GIVEN.

INFORMATION REGARDING DIRECTORS

Set forth below is certain information regarding the Directors of the Company, including the individuals nominated to serve as a Director, based on information furnished to the Company by each Director. The biographical description below for each Director or Director nominee includes their age, all positions they hold with the Company, their principal occupation and business experience over the past five years, and the names of other publicly-held companies for which they currently serve as a director or has served as a director during the past five years. The biographical description below for each Director or Director nominee also includes the specific experience, qualifications, attributes and skills that led to the conclusion by the Board of Directors that such person should serve as a director of the Company. In addition to such specific information, we also believe that all of our Directors and Director nominee have a reputation for integrity, honesty and adherence to high ethical standards. Further, they have each demonstrated business acumen and an ability to exercise sound judgment as well as a commitment of service to the Company and our Board.

Although we are not listed on the NASDAQ Stock Market (“NASDAQ”), the Board of Directors has determined that six of our Directors are “independent” as such term is currently defined by applicable NASDAQ rules. The exception is Junli (Jerry) He, our Chief Executive Officer, who is not independent because he is an employee of the Company.

Directors of Harvard Apparatus Regenerative Technology, Inc.

The following information is current as of April 22, 2024, based on information furnished to the Company by each Director:

Director Name	Age	Position with the Company	Since
Class I Directors
James Shmerling, DHA, FACHE (1)(2)	69	Director	2018
Junli (Jerry) He	49	Chairman	2021

Class II Directors
Ting Li(2) *	47	Director	2018
David Green*	59	Director	2021
Ronald Packard (1) *	60	Director	2023

Class III Directors
Jason Jing Chen(2)(3)	62	Vice Chairman	2018
Herman Sanchez (1)(3)	49	Director	2021

*	Nominated to Serve a Term Expiring 2027

(1)	Member of the Audit Committee

(2)	Member of the Compensation Committee

(3)	Member of the Governance Committee

4

Class I Directors — Term Expiring in 2026

James Shmerling, DHA, FACHE — Director

Dr. Shmerling has served as a member of our Board of Directors since March 29, 2018 and is the Chairman of the Compensation Committee. Dr. Shmerling has served as the President and Chief Executive Officer of Connecticut Children’s Medical Center since October 2015. Dr. Shmerling is a seasoned executive who has worked in leadership roles at several pediatric hospitals around the United States during his career. For over three decades, he has served in management roles at children’s hospitals across the country and is nationally recognized as a leader in issues concerning children’s health and wellness. Prior to joining Connecticut Children’s, Dr. Shmerling spent eight years as the Chief Executive Officer of Children’s Hospital Colorado. Before that, he was the Executive Director and Chief Executive Officer of the Monroe Carell Jr. Children’s Hospital at Vanderbilt from 2002 to 2007. Dr. Shmerling is a Fellow in the American College of Health Care Executives (“ACHE”). He is an adjunct faculty member in the Hospital Administration programs, University of Alabama at Birmingham. Dr. Shmerling received a B.S. in Health Education from the University of Tennessee, an M.S. in Hospital and Health Administration from the University of Alabama in Birmingham, an M.B.A. from Samford University and a Doctorate of Health Administration from the Medical University of South Carolina. We believe Dr. Shmerling’s qualifications to sit on our Board of Directors include his extensive leadership experience at children’s hospitals and his status as a leader in issues concerning children’s health and wellness.

Junli (Jerry) He – Chairman and Chief Executive Officer

Mr. He has served as a member of our Board of Directors since September 1, 2021 and has served as Chairman since March 1, 2023. Mr. He serves as the Executive Vice Chairman of Bright Scholar Holdings and has been in that position since January 2019. Prior to the promotion, Mr. He had served as the Chief Executive Officer of Bright Scholar. Prior to joining Bright Scholar, Mr. He was a Managing Director at Tstone Corp, and served as Chief Financial Officer, Chief Executive Officer and a director of Noah Education Holdings Ltd., a former NYSE listed private education services provider in China. Mr. He was a portfolio manager at Morgan Stanley Global Wealth Management from June 2008 to June 2009 and was employed by Bear Stearns from November 2006 to May 2008. Mr. He obtained a bachelor’s degree in science from Peking University and a Master’s of Business Administration with Honors from the University of Chicago, Booth School of Business. Mr. He is also a Certified Financial Analyst charter holder. We believe Mr. He’s qualifications to sit on our Board of Directors include his extensive leadership and chief financial officer experience, in particular in relation to finance, accounting and operations, as well as his public company experience.

Class II Directors — Nominees for Election as Class II Directors — Nominated to Serve a Term Expiring in 2027

Ting Li — Director

Ms. Li has served as a member of our Board of Directors since November 6, 2018. Ms. Li brings over 20 years of investment banking experience, building relationships between customers and enterprises. Since 2007, Ms. Li has been a managing partner at Donghai Securities Co., Ltd, a top asset management company in China, and serves as the Vice President of the Jilin Enterprise Chamber of Commerce and advisor of the School of Continuing Education of Tsinghua University. Ms. Li holds a bachelor’s degree in accounting from China’s Changchun Taxation College in Changchun, Jilin Province, and a master’s degree in software engineering from Jilin University, also in Changchun. We believe Ms. Li’s qualifications to sit on our Board of Directors include her extensive education and investment banking experience.

David Green — Director

Mr. Green has served as a member of our Board of Directors since November 26, 2021. Mr. Green served as President and a member of the Board of Directors of Harvard Bioscience, Inc. from March 1996 until the spin-off of Harvard Apparatus Regenerative Technology on November 1, 2013, as Interim CEO of Harvard Bioscience, Inc. from May 2013 and August 2013, and remained a Director of Harvard Bioscience, Inc. from the spin-off until 2017. Mr. Green served on the Board of Directors of Harvard Apparatus Regenerative Technology until May 2016 and was the founder and a former Chairman, President, and Chief Executive Officer of Harvard Apparatus Regenerative Technology, Inc. Prior to joining Harvard Bioscience, Inc, Mr. Green was a strategy consultant with Monitor Company, a strategy consulting company, in Cambridge, Massachusetts and Johannesburg, South Africa from June 1991 until September 1995 and a brand manager for household products with Unilever PLC, a packaged consumer goods company, in London from September 1985 to February 1989. Mr. Green was president and a director of the Harvard Business School Healthcare Alumni Association. Mr. Green graduated from Oxford University with a Bachelor of Arts Honors degree in physics and holds a Master’s of Business Administration degree with distinction from Harvard Business School. We believe Mr. Green’s qualifications to sit on our Board of Directors include his extensive leadership and Chief Executive Officer experience, in particular in relation to finance and operations, as well as his public company experience.

5

Ronald Packard — Director

Mr. Packard has served as a member of our Board of Directors since April 5, 2023 and is the Chairman of the Audit Committee since joining the board. Ronald Packard is the CEO and Founder of Pansophic Learning, a global technology based education company, founded in 2014. Mr. Packard is a well-known educator, entrepreneur and visionary as well as the author of the highly regarded and reviewed book Education Transformation. Mr. Packard was previously the long-time Chief Executive Officer and Founder of K12 Inc. He oversaw the growth of K12 from just an idea to almost one billion in revenue, making it one of the largest education companies in the world. During his tenure, revenue compounded at near 80% and he led the company through its initial public offering on the New York Stock Exchange. Before K12, Mr. Packard was the Vice President of Knowledge Universe and Chief Executive Officer of Knowledge Schools, one of the nation’s largest early childhood education companies. He was also instrumental in the successful investments in Learn Now, Children’s School USA, Leapfrog, TEC, and Children’s Discovery Center. Packard also worked for McKinsey & Company where he specialized in Biotechnology and Semiconductors. He previously worked for Goldman Sachs in mergers and acquisitions. Mr. Packard has received the Education Industry Association’s James P. Boyle Entrepreneurial Leadership Award, as well as the Ernest & Young Entrepreneur of the Year Award in the IT Services & Solutions category in Greater Washington. The University of Chicago’s Booth School of Business named him a Distinguished Alumni, and he also received an Outstanding Leadership Award from the United States Distance Learning Association. He sits on the Digital Learning Council. Mr. Packard previously served on the Department of Defense’s Education Advisory Committee. He holds a Bachelor of Arts degree. from the University of California at Berkeley and a Master’s of Business Administration from the University of Chicago, both with honors. He has also earned the Chartered Financial Analyst designation. We believe Mr. Packard’s qualifications to sit on our Board of Directors include his extensive leadership and Chief Executive Officer experience, in particular in relation to finance, accounting and operations, as well as his public company experience.

Class III Directors —Term Expiring in 2025

Jason Jing Chen — Vice Chairman

Mr. Chen has served as a member of our Board of Directors since February 6, 2018. Mr. Chen is our Vice Chairman as well as a member of the Compensation Committee and Chairman of the Governance Committee. Mr. Chen has served as Senior Vice President of Business Development of Digitone Group, and Chief Executive Officer of its subsidiary DST Robotics Co Ltd. since October 2014. Prior to joining Digitone, Mr. Chen worked for Formica, as the General Manager of its Greater China business, from December 2010 to October 2014. Mr. Chen served as Vice President for Barco Great China and General Manager for the Security & Monitoring Division — China for Barco, Inc., a global company that develops networked solutions for the entertainment, enterprise and healthcare markets, from March 2008 to November 2009. Prior to joining Barco, Mr. Chen was the General Manger of the China and Hong Kong region for Waters Corporation from January 2005 to March 2008 where, among other managerial responsibilities, he was responsible for developing and implementing marketing strategies to grow the Chinese market. Prior to his time at Waters Corporation, Mr. Chen held various managerial roles of increasing importance at Hilti China. Mr. Chen began his career as an electrical engineer at Capital Iron & Steel Co. Mr. Chen received his Master of Business Administration degree from Brigham Young University and has a Bachelor of Science degree in Electrical Engineering from the North China University of Technology, Beijing, China. We believe Mr. Chen’s qualifications to sit on our Board of Directors include his broad expertise and leadership experience in global commerce.

Herman Sanchez

Mr. Sanchez has served as a member of our Board of Directors since January 19, 2021 and is a member of the Audit Committee and Governance Committee. Mr. Sanchez has been working in the life sciences industry for over 20 years in various positions including designing and running randomized trial research, optimizing of clinical administration of health services, and working as a strategic consultant to the life sciences industry. He is currently a Senior Partner helping run Trinity Life Sciences’ strategy consulting business. Mr. Sanchez joined Trinity over a decade ago and has worked closely with clients to support strategic decision making across the product lifecycle. In his work consulting for pharmaceutical/biotech and medical device companies he has covered several diseases/therapeutic areas including oncology, rare and ultra-rare diseases, cell therapies, cardiovascular, diabetes, alcohol abuse/dependence, neurological, orthopedic, and renal diseases. Mr. Sanchez has been published in peer-reviewed publications on various topics including renal disease, patient epidemiology, medication adherence, suicidal ideation, minority patient recruiting, alcohol use/abuse and depression/anxiety treatment. Mr. Sanchez, prior to working in the life sciences industry, earned a Master’s of Business Administration from the Tuck School of Business at Dartmouth College and a Bachelor of Arts in Psychology from Harvard University. We believe that Mr. Sanchez’s qualifications to sit on our Board of Directors include his broad expertise and leadership experience in the life sciences industry, specifically in relation to trial research, clinical matters and product strategy.

6

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

During the year ended December 31, 2023, our Board of Directors held 14 meetings. Each of the Directors attended at least 75% of the total number of meetings of the Board of Directors and of the committees of which they were a member. The Board of Directors encourages Directors to attend in person, or virtually if being conducted only virtually, the Annual Meeting of Stockholders of the Company, or Special Meeting in lieu thereof, or, if unable to attend in person, to participate by other means, if practicable. In recognition of this policy, the Board of Directors typically schedules a regular meeting of the Board of Directors to be held on the date of, and immediately following, the Annual Meeting of Stockholders. All of the Directors in office at the time attended (virtually or telephonically) the 2023 Annual Meeting of Stockholders held on July 19, 2023. The non-employee Directors meet regularly in executive sessions outside the presence of management.

David Green served as the Chairman of the Board as well as our Chief Executive Officer until February 28, 2023. Jason Jing Chen serves as the Vice Chairman of the Board. Among other things, each of the Chairman and Vice Chairman provides feedback to the Officers on executive sessions and facilitates discussion among the independent directors outside of meetings of the Board of Directors. Our Chief Executive Officer is responsible for the day-to-day management of our Company and the development and implementation of our Company’s strategy. While our Board of Directors currently believes that separating the roles of Chief Executive Officer and Chairman contributes to an efficient and effective board, such Chairman and Chief Executive Officer roles will be combined until the Board of Directors determines otherwise. Our Board of Directors does not have a current requirement that the roles of Chief Executive Officer and Chairman of the Board be either combined or separated, because the Board currently believes it is in the best interests of our Company to make this determination based on the position and direction of our Company and the constitution of the Board and management team. From time to time, the Board will evaluate whether the roles of Chief Executive Officer and Chairman of the Board should be combined or separated, including following any hiring of a Chief Executive Officer following the interim nature of Mr. Green’s role in such position.

The Board of Directors has established an Audit Committee, a Compensation Committee and a Governance Committee.

The Board of Directors continuously evaluates the membership and role of each of the committees of the Board of Directors, as well as the charters governing the same.

Audit Committee

The Audit Committee currently consists of Mr. Packard, Dr. Shmerling and Mr. Sanchez. Mr. Packard serves as the Chairman since April 5, 2023. The Audit Committee is comprised entirely of independent Directors and it operates under a Board-approved charter that sets forth its duties and responsibilities. The Audit Committee met four times during 2023.

7

Under its charter, the Audit Committee is responsible for, among other things:

●	reviewing with the independent registered public accounting firm and management the adequacy and effectiveness of internal controls over financial reporting and related matters;

●	reviewing and consulting with management and the independent registered public accounting firm on matters related to the annual audit, the annual and quarterly financial statements and related disclosures, earnings releases and related accounting principles, policies, practices and judgments;

●	making a recommendation to the Board as to whether our audited financial statements should be included in our Annual Report on Form 10-K;

●	appointing, retaining and terminating, and determining compensation of, the Company’s independent auditors;

●	assurance of the regular rotation of audit partners, including any lead and concurring partners, in accordance with applicable laws and regulations;

●	preparation of the Audit Committee report required to be included in our annual proxy statement;

●	reporting matters that arise relating to quality or integrity of our financial statements, legal compliance, performance of the independent auditors and other matters, to the Board and reviewing such matters with the Board; and

●	the oversight of the Company’s independent auditors and the evaluation of the independent auditors’ qualifications, performance and independence, including performance of the lead audit partner, and reporting of such evaluation to the Board.

The Audit Committee is responsible for reviewing and discussing with management our policies with respect to risk assessment and risk management. The Board and the Audit Committee discuss matters relating to risks that arise or may arise.

The Audit Committee is also responsible for, and has established policies and procedures with respect to, the pre-approval of all services provided by the independent auditors. When assessing the independence of our auditors, the Audit Committee considers the independent registered public accounting firm’s provision of non-audit services to the Company.

The Audit Committee has also established procedures for the receipt, retention and treatment, on a confidential basis, of complaints received by the Company. The Board of Directors and the Audit Committee adopted a Code of Business Conduct and Ethics, a current copy of which is available on the Corporate Governance page in the Investor section of our website at www.hregen.com.

With respect to the Company’s independent registered public accounting firm, in accordance with SEC rules, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide service to our Company. For lead and concurring audit partners, the maximum number of consecutive years of service in that capacity is five years. Our Audit Committee is involved in the selection of the lead audit partner. The process for selection of our lead audit partner pursuant to this rotation policy involves a meeting between the Chairman of the Audit Committee and the candidate for the role, as well as discussion by the full Audit Committee and with management.

The Board of Directors has determined that all members of the Audit Committee are “independent” as such term is currently defined by NASDAQ rules (although we are not listed on the NASDAQ), meet the criteria for independence set forth under the rules of the SEC, and are able to read and understand fundamental financial statements. The Board of Directors has also determined that Mr. Packard qualifies as an “audit committee financial expert” under the rules of the SEC.

The Audit Committee Charter is available on the Corporate Governance page in the Investors section of our website at www.hregen.com. Please note that the information contained on the Company website is not incorporated by reference in, or considered to be a part of, this Proxy Statement.

8

Compensation Committee

The Compensation Committee currently consists of Ms. Li, Mr. Chen and Dr. Shmerling, who serves as the Chairman. The Compensation Committee is comprised entirely of independent Directors and it operates under a Board-approved charter that sets forth its duties and responsibilities. In light of the authority of the Board of Directors as to compensation matters, the Compensation Committee did not hold a formal meeting in 2023 but did act by written consent to review its charter. The Board of Directors will continue to evaluate the role of the Compensation Committee and to the extent advisable, will appoint additional directors to serve as members of the Compensation Committee.

The Compensation Committee assists the Board with determining and overseeing the execution of our compensation philosophy and overseeing the administration of our executive compensation programs. Its responsibilities also include assisting the Board with oversight as to the Company’s compensation and benefit plans and policies, retaining or terminating committee advisors, independence evaluation of compensation advisors, administering its stock plans (including reviewing and approving equity grants) and reviewing and approving annually all compensation decisions for the Company’s executive officers, including our Chief Executive Officer. Our Chief Executive Officer is the only executive officer that is involved in the recommendation of the form of executive and director compensation.

Although we are not listed on the NASDAQ, the Board of Directors has determined that all members of the Compensation Committee are “independent” as such term is currently defined by NASDAQ rules.

The Compensation Committee Charter is available on the Corporate Governance page in the Investors section of our website at www.hregen.com. Please note that the information contained on the website is not incorporated by reference in, or considered to be a part of, this Proxy Statement.

Governance Committee

The current members of the Governance Committee are Mr. Sanchez and Mr. Chen, who serves as the Chairman. The Governance Committee is comprised entirely of independent directors and it operates under a Board-approved charter that sets forth its duties and responsibilities. In light of the authority of the Board of Directors as to governance matters, the Governance Committee did not hold a formal meeting in 2023 but did act by written consent to review its charter and make recommendations to the Board as to the nominee for director at the Company’s 2024 annual meeting of stockholders. The Board of Directors will continue to evaluate the role of the Governance Committee and to the extent advisable, appoint one or more additional directors to serve as members of the Governance Committee.

Under the terms of its charter, the Governance Committee is responsible for identifying individuals qualified to become Board members, consistent with criteria recommended by the Governance Committee and approved by the Board of Directors, and recommending that the Board of Directors select the director nominees for election at each annual meeting of stockholders. Its responsibilities also include recommending to the Board of Directors the criteria for membership on Board Committees. The Governance Committee is also responsible for reviewing all stockholder nominations and proposals submitted to the Company, determining whether such nominations or proposals were timely submitted and assisting the Board of Directors with such corporate governance matters as the Board of Directors may request.

In identifying and evaluating nominees for the Board of Directors, the Governance Committee may solicit recommendations from any or all of the following sources: non-management Directors, including our Chairman, the Chief Executive Officer, other executive officers, third-party search firms or any other source it deems appropriate. In addition, the Governance Committee has established a policy that it will review and consider any Director candidates who have been recommended by securityholders in compliance with certain procedures established by the Governance Committee. The procedures to be followed by securityholders in submitting such recommendations are described in the section entitled “Submission of Securityholder Recommendations for Director Candidates” included in this Proxy Statement. The Governance Committee will review and evaluate the qualifications of any such proposed Director candidate and conduct inquiries it deems appropriate.

9

The Governance Committee will evaluate all such proposed Director candidates, including those recommended by securityholders in compliance with the procedures established by the Governance Committee, in the same manner, with no regard to the source of the initial recommendation of such proposed Director candidate. When considering a potential candidate for membership on the Board of Directors, the Governance Committee may consider, in addition to the minimum qualifications and other criteria for Board membership approved by the Board of Directors, all facts and circumstances that the Governance Committee deems appropriate or advisable, including, among other things, the skills of the proposed Director candidate, his or her availability, depth and breadth of business experience or other background characteristics, his or her independence and the needs of the Board of Directors. At a minimum, each nominee must have high personal and professional integrity, have demonstrated ability and judgment, and be effective, in conjunction with the other Directors and nominees, in collectively serving the long-term interests of the stockholders. Although there is no specific policy regarding the consideration of diversity in identifying director nominees, the Governance Committee may consider whether the nominee, if elected, assists in achieving a mix of Board members that represents a diversity of background and experience. The Governance Committee also may consider whether the nominee has direct experience in the biotechnology, pharmaceutical and/or life sciences industries or in the markets in which the Company operates.

Although we are not listed on the NASDAQ, the Board of Directors has determined that all members of the Governance Committee are “independent” as such term is currently defined by NASDAQ rules.

The Governance Committee Charter is available on the Corporate Governance page in the Investor section of our website at www.hregen.com. Please note that the information contained on the website is not incorporated by reference in, or considered to be a part of, this Proxy Statement.

The Board’s Role in Risk Oversight

Risks to the Company are discussed by the Board of Directors during the year. Management is responsible for the day-to-day management of risks we face, while the Board, as a whole and through its Committees, oversees risk management. The Audit Committee is responsible for reviewing and discussing with management our policies with respect to risk assessment and risk management. The Board of Directors and the Audit Committee review and discuss, including with management, risks that arise or may arise, including in relation to legal, compliance and cyber-security. For example, the Audit Committee discusses financial risk, including with respect to financial reporting and internal controls, with management and our independent registered public accounting firm and the steps management has taken to minimize those risks. Our Board of Directors also administers its risk oversight function through the required approval by the Board (or a Committee of the Board) of significant transactions and other material decisions.

CODE OF BUSINESS CONDUCT AND ETHICS

The Board of Directors has adopted a Code of Business Conduct and Ethics, which applies to all Directors, officers and employees of our Company and its subsidiaries including, without limitation, the Chairman of the Board, Chief Executive Officer, the President, Interim Vice President of Finance, Chief Scientific Officer, as well as the Chief Financial Officer. The Code of Business Conduct and Ethics is available on the Corporate Governance page in the Investor section of our website at www.hregen.com. We intend to post any amendments to or waivers from this Code of Business Conduct and Ethics at this location on our website. Please note, however, that the information contained on the website is not incorporated by reference in, or considered a part of, this Proxy Statement.

10

REPORT OF THE AUDIT COMMITTEE

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or any future filing with the Securities and Exchange Commission, in whole or in part, the following report shall not be deemed incorporated by reference into any such filing.

The undersigned members of the Audit Committee of the Board of Directors of the Company submit this report in connection with the committee’s review of the financial reports of the Company for the fiscal year ended December 31, 2023 as follows:

1.	The Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the fiscal year ended December 31, 2023.

2.	The Audit Committee has discussed with representatives of Marcum LLP the matters required to be discussed with them by applicable requirements of Public Company Accounting Oversight Board Auditing Standard No. 16 and the SEC.

3.	The Audit Committee has received the written disclosures and the letter from the independent accountant required by the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee:

Ronald Packard, Chairman of the Audit Committee James Shmerling, DHA, FACHE,
Herman Sanchez

EXECUTIVE COMPENSATION

We are smaller reporting company and as a result, we have elected to comply with the reduced disclosure requirements applicable to smaller reporting companies in accordance with the U.S. Securities and Exchange Commission (“SEC”) rules. At the end of fiscal 2023, we had three named executive officers, being Junli (Jerry) He, our Chief Executive Officer, Director, and Chairman, Hong Yu, our President, and William Fodor, Ph.D., our Chief Scientific Officer. Where applicable, we have also included certain executive compensation disclosure in relation to David Green, our former Chief Executive Officer who served in such capacity during a portion of fiscal 2023, as well as Hong Yu, our current President and acting principal executive officer, even though he would not technically have been a named executive officer during fiscal 2023.

Management Transitions

As previously disclosed, in March 2023, David Green resigned from his position as the Company’s Chief Executive Officer. On August 8, 2022, the Company appointed Mr. Damasio as the Chief Financial Officer, but in accordance with such reduced disclosure requirements, at the end of fiscal year 2022, Mr. Damasio was not one of the two most highly compensated officers for fiscal year 2022. As such, disclosure of Mr. Damasio’s 2022 compensation is not included below. Effective as of March 1, 2023, we transitioned the role of Chief Executive Officer to Junli (Jerry) He, our existing director, and Mr. Green remains on our Board of Directors.

11

SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation paid or earned by each of the named executive officers listed below for services rendered in all capacities during the fiscal years ended December 31, 2023 and December 31, 2022.

Name and Principal Position	Year	Salary	Stock Awards	Option Awards(1)	All Other Compensation		Total
Junli (Jerry) He	2023	$389,725	—	$5,389,526	$15,442	(2)	$5,794,693
Chief Executive Officer	2022	—	—	—	—		—
David Green	2023	6,566	—	4,560,889	407	(3)	4,567,862
Former Chief Executive Officer	2022	35,568	—	—	1,584	(4)	37,152
Hong Yu	2023	178,846	—	—	10,219	(5)	189,065
President	2022	150,000	—	89,160	8,057	(6)	247,217
William Fodor, PhD	2023	231,755	—	—	13,310	(7)	245,065
Chief Scientific Officer	2022	196,490	—	—	11,359	(8)	207,849
Joseph Damasio	2023	252,404	—	—	13,639	(9)	266,043
Chief Financial Officer	2022	86,538	—	513,491	1,782	(10)	601,811

(1)	Based on the aggregate grant date fair value computed in accordance with the provisions of FASB ASC 718, “Compensation — Stock Compensation”, excluding the impact of estimated forfeitures. Assumptions used in the calculation of this amount are set forth under Share-Based Compensation in Note 15 to our audited financial statements for fiscal year ended December 31, 2023 included in our Annual Report on Form 10-K filed with the SEC on March 28, 2024. Amounts shown for Mr. He do include values attributable to performance-based options that have not been earned due to the achievement of certain milestones. Assuming all of the milestones of such performance based options were achieved, the grant date fair value excluding the impact of estimated forfeitures of the related award would be $1,458,748. In May 2022, we also issued options to Mr. Yu to acquire 22,089 shares of common stock to satisfy sales commissions in the amount of $89,160 incurred in relation to our private placement that closed in May 2022.

(2)	Amount represents $14,423 for matching contributions made by the Company to Mr. He’s tax-qualified 401(k) Savings Plan account and premiums in the amount of $1,019 for a life insurance policy.

(3)	Amount represents $328 for matching contributions made by the Company to Mr. Green’s tax-qualified 401(k) Savings Plan account and premiums in the amount of $79 for a life insurance policy.

(4)	Amount represents $1,505 for matching contributions made by the Company to Mr. Green’s tax-qualified 401(k) Savings Plan account and premiums in the amount of $79 for a life insurance policy.

(5)	Amount represents $8,942 for matching contributions made by the Company to Mr. Yu’s tax-qualified 401(k) Savings Plan account and premiums in the amount of $1,277 for a life insurance policy.

(6)	Amount represents $7,500 for matching contributions made by the Company to Mr. Yu’s tax-qualified 401(k) Savings Plan account and premiums in the amount of $557 for a life insurance policy.

(7)	Amount represents $11,588 for matching contributions made by the Company to Dr. Fodor’s tax-qualified 401(k) Savings Plan account and premiums in the amount of $1,722 for a life insurance policy.

(8)	Amount represents $9,824 for matching contributions made by the Company to Dr. Fodor’s tax-qualified 401(k) Savings Plan account and premiums in the amount of $1,535 for a life insurance policy.

(9)	Amount represents $12,620 for matching contributions made by the Company to Mr. Damasio’s tax-qualified 401(k) Savings Plan account and premiums in the amount of $1,019 for a life insurance policy.

(10)	Amount represents $1,442 for matching contributions made by the Company to Mr. Damasio’s tax-qualified 401(k) Savings Plan account and premiums in the amount of $340 for a life insurance policy.

12

Discussion of Summary Compensation Table and Related Matters

2023 Executive Compensation

Salary and Bonus

In 2023, the Board of Directors reviewed the overall executive compensation of the Company’s named executive officers.

The Company entered into an employment agreement with Mr. He dated as of March 14, 2023 and effective as of March 14, 2023. Mr. He’s employment agreement provided for an initial annual base salary of $300,000. Mr. He’s annual base salary was increased to $500,000 in April 2023 after a conditional milestone was completed.

Long-Term Equity Incentive Compensation

In 2023, the Board of Directors did not make any grants of long-term equity incentive awards in the form of stock options to its named executive officers as part of its annual compensation assessment. As described above, Mr. Yu was awarded a fully vested stock option in May 2022 in relation to our private placement that closed in May 2022.

The Board of Directors has approved grants of long-term equity incentive awards in the form of stock options to executives as part of our total compensation package. These awards included grants to Mr. Yu and Dr. Fodor. In 2023, the Board of Directors approved a grant of long-term equity incentive awards in the form of stock options to Mr. He in connection with his appointment as the Company’s Chief Executive Officer as part of his total compensation package. The long-term equity incentive awards were granted in an effort to achieve certain key objectives, including (i) to attract and retain high performing and experienced executives, (ii) motivate and reward executives whose knowledge, skills and performance are critical to our success, and (iii) to align the interests of our executives and our stockholders by providing our executives with strong incentives to increase stockholder value and a significant reward for doing so. Our decisions regarding the amount and type of long-term equity incentive compensation and relative weighting of these awards among total executive compensation have also been based on our understanding of market practices of our peers and take into account additional factors such as level of individual responsibility, experience and performance. The long-term incentive grants made to our named executive officers as of December 31, 2023 are described in the table below.

Name and Principal Position	Stock Option Awards
Junli (Jerry) He Chief Executive Officer	1,000,000	(1)
William Fodor, PhD Chief Scientific Officer	196,103	(2)
Hong Yu President	113,116	(2)

(1)	Subject to continued employment or service through the applicable vesting dates, (i) commencing on April 10, 2023, up to 732,384 of these options vested or will vest monthly in thirty-six consecutive equal monthly installments on the 10th day of each month through April 10, 2026, and (ii) up to 267,616 shall vest in two increments, each for 133,808 shares, each such vesting subject to certain performance milestones set by our Board of Directors.

(2)	Subject to continued employment or service through the applicable vesting dates, these options vested or will vest in four equal amounts on each of December 29, 2021, 2022, 2023 and 2024.

Historically, when granted, the long-term equity incentive awards are granted in an effort to achieve certain key objectives, including (i) to attract and retain high performing and experienced executives, (ii) motivate and reward executives whose knowledge, skills and performance are critical to our success, and (iii) to align the interests of our executives and our stockholders by providing our executives with strong incentives to increase stockholder value and a significant reward for doing so. Our decisions regarding the amount and type of long-term equity incentive compensation and relative weighting of awards among total executive compensation are also historically based on our understanding of market practices of our peers and take into account additional factors such as level of individual responsibility, experience and performance.

13

Retirement and Other Benefits

We have established a 401(k) tax-deferred savings plan, which permits participants, including our named executive officers, to make contributions by salary deduction pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended. We are responsible for administrative costs of the 401(k) plan. We may, in our discretion, make matching contributions to the 401(k) plan. In addition, all full-time employees, including our named executive officers, may participate in our health and welfare benefit programs, including medical coverage, vision coverage, dental coverage, disability insurance, and life insurance.

Employment Agreements

Junli (Jerry) He, our Director and Chief Executive Officer and Chairman

The Company entered into an amended and restated employment agreement with Mr. He dated as of July 10, 2023, which amended and restated his employment agreement with the Company dated March 14, 2023. Mr. He’s employment agreement is effective until terminated by the Company or Mr. He upon written notice. Following an amendment to such amended and restated employment agreement effective as of March 14, 2023, Mr. He’s initial milestone stock option grant to purchase up to 488,256 was reduced to 267,616 shares to be purchased.

Mr. He was also eligible to receive cash incentive compensation on an annual basis of up to a one hundred percent (100%) of his base salary upon meeting objectives as determined by the Board of Directors of the Company or the Compensation Committee thereof.

On the Grant Date, Mr. He received the following: (I) a nonqualified stock option to purchase 267,616 shares of Common Stock, the option shall vest in two increments, each for 133,808 shares, with such vesting subject to certain performance milestones as determined by the Board, and (II) as a long term incentive grant, a nonqualified stock option to purchase 732,384 shares of Common Stock (the “LTI Grant”), which subject to continued employment, would vest monthly in thirty-six substantially equal monthly installments on each monthly anniversary of the Grant Date.

Mr. He was also eligible to receive incentive compensation and employee benefit plans, including without limitation stock option plans, stock purchase plans and other employee benefit plans, as determined by the Board of Directors or the Compensation Committee.

As discussed below under “Potential Payments upon Termination and Change in Control Benefits,” effective as of March 1, 2023, we transitioned the role of Chief Executive Officer to Junli (Jerry) He, our existing director, and Mr. Green remains on our Board of Directors.

14

Hong Yu, our President

Effective as of May 29, 2018, the Board of Directors of the Company appointed Hong Yu as President of the Company. Prior to being elected President of the Company, Mr. Yu assisted the Company with strategic activities, including capital raising, and also assisted the Company’s lead investor, DST Capital, LLC, with respect to board, management and governance matters pertaining to the Company. Mr. Yu’s employment commenced in accordance with an offer letter executed as of May 16, 2018. Mr. Yu is an at-will employee and receives an annual base salary of $210,000 (increased effective July 1, 2023 from $150,000). Mr. Yu is eligible to participate in all of our employee benefit plans, including without limitation, our Amended and Restated Equity Incentive Plan, retirement plans, stock purchase plans and medical insurance plans.

William Fodor, Ph.D., our Chief Scientific Officer

On July 2, 2018, William Fodor, Ph.D., our Chief Scientific Officer became an employee of the Company. The employment commenced in accordance with an offer letter executed as of June 4, 2018. Dr. Fodor is an at-will employee and receives an annual base salary of $235,000 (increased effective July 1, 2023 from $228,750). Dr. Fodor is eligible to participate in all of our employee benefit plans, including without limitation, our Amended and Restated Equity Incentive Plan, retirement plans, stock purchase plans and medical insurance plans.

Joseph Damasio, our Chief Financial Officer

Effective as of August 8, 2022, the Board of Directors of the Company appointed Joseph Damasio as Chief Financial Officer of the Company. Mr. Damasio is an at-will employee and receives an annual base salary of $255,000 (increased effective July 1, 2023 from $250,000). Mr. Damasio is eligible to participate in all of our employee benefit plans, including without limitation, our Amended and Restated Equity Incentive Plan, retirement plans, stock purchase plans and medical insurance plans.

Potential Payments upon Termination and Change in Control Benefits

In accordance with our Amended and Restated Equity Incentive Plan, or the Plan, the outstanding options thereunder, including those held by our Named Executive Officers, upon the consummation of a Sale Event or Change of Control, which are defined in the Plan, all such options shall then become fully vested and exercisable.

Effective as of March 1, 2023, we transitioned the role of Chief Executive Officer to Junli (Jerry) He, our existing director, and Mr. Green remains on our Board of Directors. Such transition was treated as a termination without cause in connection with the hiring of a replacement Chief Executive Officer under Mr. Green’s amended and restated employment agreement. In connection with such transition, Mr. Green received accrued and unpaid base salary through the date of his termination, and following his execution of the required release, the remaining unvested portion of the LTI Grant that would have vested within the twelve (12) months following the Grant Date accelerated and became fully vested. The unvested portions of his other stock option grants described above were forfeited as of such transition.

PAY VERSUS

PERFORMANCE

The following information is presented to disclose the relationship between executive compensation actually paid (“CAP”), as calculated under applicable SEC rules, and the Company’s financial performance. As required by SEC rules, the table presented below discloses CAP for (i) the Company’s Principal Executive Officer (“PEO”), Mr. David Green, and (ii) the Company’s named executive officers (“NEOs”) other than Mr. Green, on an average basis. The CAP amounts shown in the table below do not reflect the actual amount of compensation earned by or paid to our NEOs during the applicable year.

The methodology for calculating amounts presented in the columns “Compensation Actually Paid PEO” and “Average Compensation Actually Paid for other NEOs,” including details regarding the amounts that were deducted from, and added to, the Summary Compensation Table totals to arrive at the values presented for CAP, are provided in the “Reconciliation of Summary Compensation Total to CAP” table below. Discussion of the relationship between CAP and the Company performance measures is also presented below.

15

Pay Versus Performance Table

	Summary		Average Summary	Average	Value of Initial Fixed $100 Investment	Net Income
	Compensation	Compensation	Compensation	Compensation	Based On	(Loss)
	Table Total for	Actually Paid to	Table Total for Non-PEO	Actually Paid for Non-PEO	Total Shareholder	$ in thousands
Year	PEO $	PEO $	NEOs $ (1)	NEOs $ (1)	Return $ (2)	(3)
2023	5,794,693	5,794,693	233,391	105,039	296	(9,022)
2022	37,152	(10)	227,533	227,533	274	(6,253)
2021	258,539	892,922	465,066	465,066	114	(7,978)

1.	The other NEOs for 2023 were William Fodor, Hong Yu and Joseph Damasio. The other NEOs for 2022 were William Fodor and Hong Yu.

2.	Reflects the value on December 31 for each period presented of an initial fixed investment of $100 on January 1, 2021.

3.	Represents the amount of net income (loss) reflected in the Company’s audited financial statements for the applicable year.

Reconciliation of Summary Compensation Total to CAP

Year	Executive	Summary Compensation Table Total $	Subtract Equity Awards $ (1)	Add Year-End Equity Value $ (2)	Change in Value of Equity Awards $ (3)	Change in Value of Vested Equity Awards $ (4)	Compensation Actually Paid $
2023	PEO	5,794,693	(5,389,526)	5,389,526	-	-	5,794,693
	Non PEOs NEOs	233,391	-	-	(128,352)	-	105,039
2022	PEO	37,152	-	-	(185,809)	148,647	(10)
	Non PEO NEOs	227,533	(89,160)	-	-	89,160	227,533
2021	PEO	258,539	(222,971)	820,192	-	37,162	892,922
	Non PEO NEOs	465,066	(304,566)	228,424	-	76,142	465,066

(1) Represents the grant date fair value and, for purposes of the Non PEO NEOs, the average grant date fair value, of equity awards granted during the year, as reported in the “Stock Awards” column of the Summary Compensation Table for the applicable year.

(2) Represents the end of year fair value and, for purposes of the Non PEO NEOs, the average of the end of year fair value, of equity awards granted during the year that are outstanding and unvested as of the end of year.

(3) Represents the change in fair value and, for purposes of Non PEO NEOs, the average change in fair value, as of the end of the applicable year (from the end of the prior fiscal year) of equity awards granted in prior years that were outstanding and unvested as of the end of the year.

(4) Represents the change in fair value and, for purposes of Other NEOs, the average change in fair value (from the end of the prior fiscal year to the date of vesting), of equity awards granted in prior years that vested during the year.

16

REPORT OF THE COMPENSATION COMMITTEE

Under rules of the Securities and Exchange Commission, as a Smaller Reporting Company, we are not required to provide a report of the Compensation Committee.

DIRECTOR COMPENSATION

We use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on our Board of Directors. In setting director compensation, the Board of Directors and the Compensation Committee consider the significant amount of time that directors expend in fulfilling their duties to the Company as well as the skill-level required by the Company of members of the Board of Directors.

Directors who are also employees of the Company receive no additional compensation for service as a director.

Our current compensation arrangements for our non-employee directors:

●	Initial grant of stock options with a value of $25,000 at the grant date to vest in full in equity quarterly increments over a period of one year from the grant date.

●	Annual compensation to consist of a grant of stock options, in lieu of cash fees, with a value of $20,000 at the date of grant, with all such awards to vest in full in quarterly increments over a period of one year following the grant date and a grant of stock options with a value of $25,000 at the grant date, where the grant date shall be the fifth business day following the Corporation’s annual stockholders meeting, with all such awards to vest in full in quarterly increments over a period of one year from the grant date.

●	In addition, all non-employee directors shall be reimbursed for their expenses incurred in connection with attending Board and Committee meetings.

In October 2023, our board of directors amended our non-employee director compensation policy in which the amendments would become effective immediately upon the Company’s initial private placement that includes common stock in the event the gross proceeds of such private placement are at least $10,000,000. The amendments below would become effective such that:

●	Upon initial appointment to the board of directors, a newly appointed Chairman of the board or Chairman of the Audit Committee, is each awarded options to purchase 30,000 shares of the Company’s common stock at the grant date while any other non-employee director is awarded options to purchase 20,000 shares of common stock that vest in full in quarterly increments over a period of one year from the grant date, or the Initial Option.

●	On the fifth business day following the Company’s annual stockholders’ meeting, the Chairman of the board and the Chairman of the Audit Committee, is each awarded options to purchase 30,000 shares of the Company’s common stock while any other non-employee director is awarded options to purchase 20,000 shares of common stock, or the Annual Option. Such options vest in full in quarterly increments over a period of one year from the grant date.

●	Directors who are also employees of the Company receive no cash compensation for service as a director.

●	In addition, all non-employee directors shall be reimbursed for their expenses incurred in connection with attending Board and Committee meetings.

DIRECTOR COMPENSATION TABLE

The following table presents the compensation provided by us to the non-employee directors who served during the fiscal year ended December 31, 2023.

	Fees
	earned or	Option
	paid	awards
Name	in cash	(1)	Total
Jason Jing Chen	$—	$45,000	$45,000
David Green	—	45,000	45,000
Ting Li	—	45,000	45,000
Ronald Packard	—	70,000	70,000
Herman Sanchez	—	45,000	45,000
James Shmerling, DHA, FACHE	—	45,000	45,000

(1)	Based on the aggregate grant date fair value computed in accordance with the provisions of FASB ASC 718, “Compensation — Stock Compensation”. Assumptions used in the calculation of this amount are included under Share-Based Compensation in Note 15 to our audited financial statements for the fiscal year ended December 31, 2023, included in our Annual Report on Form 10-K filed with the SEC on March 28, 2024.

The following table shows the total number of outstanding stock options as of December 31, 2023 that have been issued as director compensation.

Name	Aggregate Number of Stock Options Outstanding

Jason Jing Chen	123,623
David Green	711,224
Ting Li	117,339
Ronald Packard.	17,927
Herman Sanchez	81,293
James Shmerling, DHA, FACHE	116,069

17

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END — 2023

The following table sets forth information concerning the number and value of exercisable and unexercisable options to purchase Common Stock, and the number of restricted stock units held by our named executive officers as of December 31, 2023.

		`				Restricted
	Option Awards					Stock Units
	Number of	Number of
	Securities	Securities				Number of
	Underlying	Underlying		Option		Securities
	Unexercised	Unexercised		Exercise	Option	Underlying
	Options (#)	Options (#)		Price	Expiration	Restricted
	Exercisable	Unexercisable		($)	Date	Stock Units
Junli (Jerry) He	19,622	—	(1)	2.75	09/05/2031	—
	6,813	—	(2)	4.71	05/18/2032	—
	11,257	—	(3)	4.65	06/29/2032	—
	—	267,616	(4)	6.08	04/10/2033	—
	162,752	569,632	(5)	6.08	04/10/2033	—
William Fodor, Ph.D	147,078	49,025	(6)	2.30	12/29/2031	—
	104,643	—	(7)	2.72	5/29/2028	—
	20,929	83,714	(8)	2.72	5/29/2028	—
Hong Yu	22,089	—	(2)	4.71	5/18/2032	—
	84,837	28,279	(6)	2.30	12/29/2031	—
	104,643	—	(7)	2.72	5/29/2028	—
	20,929	83,714	(8)	2.72	5/29/2028	—
Joseph Damasio	29,039	87,117	(9)	5.00	8/08/2032	—

(1)	The option was granted on September 5, 2021 and is fully vested, as it vested twelve consecutive equal monthly installments on the 5th day of each month through September 5, 2022.

(2)	The options are fully vested in satisfaction of sales commissions incurred in relation to the May 2022 private placement.

(3)	The option was granted on June 29, 2022 and is fully vested, as it vested twelve consecutive equal monthly installments on the 29th day of each month through June 29, 2023.

(4)	The option was granted on April 10, 2023 and, assuming continued employment or service with our Company, the unvested shares shall vest and become exercisable in two increments, each for 133,808 shares, based on the achievement of certain milestone targets determined by our Board of Directors.

(5)	The option was granted on April 10, 2023 and, assuming continued employment with our Company, would vest monthly in thirty-six substantially equal monthly installments on each monthly anniversary of the Grant Date.

(6)	The option was granted on December 29, 2021 and, assuming continued employment with our Company, the unvested shares become exercisable in equal installments on December 29th of each of 2021, 2022, 2023 and 2024.

(7)

The option was granted on May 29, 2018 and, assuming continued employment with our Company, the unvested shares became exercisable in equal installments on December 31st of each of 2018, 2019, 2020 and 2021.

(8)

The option was granted on May 29, 2018 and, assuming continued employment with our Company, the unvested shares become exercisable based on the achievement of certain milestone targets determined by our Board of Directors.

(9)	The option was granted on August 8, 2022 and, assuming continued employment with our Company, the unvested shares become exercisable in equal installments on August 8th of each of 2023, 2024, 2025 and 2026.

18

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Our Common Stock is currently our only class of voting securities issued and outstanding. The following table sets forth information regarding the beneficial ownership of all classes of our voting securities as of April 22, 2024 by: (i) all persons known by us to own beneficially more than 5% of our voting securities; (ii) each of our directors and nominee for Director; (iii) each of our named executive officers; and (iv) all of our current directors and executive officers as a group.

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after April 22, 2024 through the exercise of any warrant, stock option or other right. The inclusion of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Common stock subject to options currently exercisable, or exercisable within 60 days after April 22, 2024, are deemed outstanding for the purpose of computing the percentage ownership of the person holding those options, but are not deemed outstanding for computing the percentage ownership of any other person.

Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of Common Stock, except to the extent spouses share authority under community property laws.

	Common Stock
	Beneficially Owned
Name and Address of Beneficial Owner(1)	Shares	Percent(2)

Greater than 5% Holder

DST Capital LLC	3,975,686	27.4	%(3)
An Zhang	1,419,212	9.6	%(4)
Du Ziaoyu	750,000	5.2	%(5)
Harvard Bioscience	697,112	4.9	%(6)

Named Executive Officers

Junli (Jerry) He (current CEO)	575,508	3.9	%(7)
Hong Yu	499,477	3.4	%(8)
William Fodor, Ph.D	272,650	1.9	%(9)
Joseph Damasio	29,039	*	%(10)

Non-employee Directors

Jason Jing Chen	283,274	2.0	%(11)
David Green (former CEO, current director)	765,594	5.1	%(12)
Ting Li	115,522	*	%(13)
Ronald Packard	16,110	*	%(14)
Herman Sanchez	79,476	*	%(15)
James Shmerling, DHA FACHE	139,590	1.0	%(16)

All current executive officers and directors, as a group (9 persons)	2,776,240	17.1	%(17)

*	Represents less than 1% of all of the outstanding shares of Common Stock (as calculated in accordance with footnote (2) below).

(1)	Unless otherwise indicated, the address for all persons shown is c/o Harvard Apparatus Regenerative Technology, Inc., 84 October Hill Road, Suite 11, Holliston, Massachusetts 01746-1371.

(2)	Based on 14,315,091 shares of Common Stock outstanding on April 22, 2024, together with the applicable options and warrants held by the respective stockholder in the table above that become exercisable within 60 days.

(3)	This information is based in part upon a Schedule 13D (Amendment No. 9) filed jointly by DST Capital LLC (“DST Capital”), and Bin Zhao reporting beneficial ownership as of September 1, 2021. Consists of 3,756,547 shares of Common Stock.

(4)	This information is based upon a Schedule 13G/A filed by An Zhang on February 16, 2023 reporting beneficial ownership as of December 31, 2022.

(5)	This information is based upon a Schedule 13D filed by Du Xiaoyu reporting beneficial ownership as of May 29, 2018.

(6)	This information is based in part upon a Schedule 13G/A filed by Harvard Bioscience, Inc. reporting beneficial ownership as of January 9, 2024.

(7)	Includes 253,000 shares of Common Stock and options to acquire 322,508 shares of Common Stock exercisable within 60 days of April 22, 2024.

(8)	Includes 266,979 shares of Common Stock and options to acquire 232,498 shares of Common Stock that are exercisable within 60 days of April 22, 2024.

(9)	Includes options to acquire 272,650 shares of Common Stock that are exercisable within 60 days of April 22, 2024.

(10)	Includes options to acquire 29,039 shares of Common Stock that are exercisable within 60 days of April 22, 2024.

(11)	Includes 161,468 shares of Common Stock, and options to acquire 121,806 shares of Common Stock that are exercisable within 60 days of April 22, 2024.

(12)	Includes 175,329 shares of Common Stock, warrants to purchase up to 67,905 shares of Common Stock, as well as options to acquire 522,360 shares of Common Stock that are exercisable within 60 days of April 22, 2024.

(13)	Includes options to acquire 115,522 shares of Common Stock that are exercisable within 60 days of April 22, 2024.

(14)	Includes options to acquire 16,110 shares of Common Stock that are exercisable within 60 days of April 22, 2024.

(15)	Includes options to acquire 79,476 shares of Common Stock that are exercisable within 60 days of April 22, 2024.

(16)	Includes 16,892 shares of Common Stock, warrants to purchase up to 8,446 shares of Common Stock, as well as options to acquire 114,252 shares of Common Stock that are exercisable within 60 days of April 22, 2024.

(17)	Includes 873,668 shares of Common Stock, warrants to purchase up to 76,351 shares of Common Stock, as well as options to acquire 1,826,221 shares of Common Stock that are exercisable within 60 days of April 22, 2024.

19

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of December 31, 2023 concerning the number of shares of Common Stock issuable under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Restricted Stock Units, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	3,977,289	4.64	5,037,726	(2)

Equity compensation plans not approved by security holders	—	—	—

Total	3,977,289	4.64	5,037,726

(1)	Consists of our Amended and Restated Equity Incentive Plan and our Employee Stock Purchase Plan.

(2)	Includes 5,034,760 shares available for future issuance under our Amended and Restated Equity Incentive Plan and 2,966 shares available for future issuance under our Employee Stock Purchase Plan.

TRANSACTIONS WITH RELATED PERSONS

The Audit Committee charter sets forth the standards, policies and procedures that we follow for the review, approval or ratification of any related person transaction that we are required to report pursuant to Item 404(a) of Regulation S-K promulgated by the SEC. Under the Audit Committee charter, which is in writing, the Audit Committee must conduct an appropriate review of these related person transactions on an ongoing basis, and the approval of the Audit Committee is required for all such transactions. The Audit Committee relies on management to identify related person transactions and bring them to the attention of the Audit Committee.

During the 2023 and 2022 fiscal years, we were not a participant in any related person transactions, and none are currently proposed, that required disclosure under this heading.

On February 1, 2024, the Company entered into a loan arrangement with Junli He, the Chairman and Chief Executive Officer of the Company (the “Lender”), pursuant to which the Lender has agreed to loan the Company an aggregate amount of $500,000 as evidenced by a Bridge Note executed by the Company in favor of, and accepted by, the Lender (the “Bridge Note”).

The Bridge Note accrues interest at an annual fixed rate of 8%, and the principal amount thereof will be due and payable in full, together with all accrued and unpaid interest thereon, on the earlier to occur of a) the closing date (or later date of capital being provided pertaining to such continued offering that the following threshold is tripped) of the Company’s next capital raise that includes gross proceeds of at least $5,000,000 or b) February 1, 2025. The Bridge Note provides for optional conversion at the discretion of the Lender, contains covenants, and provides for certain events of default including if the Company fails to pay when due any amount owed thereunder, fails to comply with any agreement, covenant, condition, provision or term contained therein and other customary events of default.

ANTI-HEDGING POLICY

Under our insider trading policy, our directors, officers and employees may not at any time buy or sell options, puts or calls on company securities, security futures, or other derivative securities that reference company securities and may not enter into hedging or similar transactions that are designed to offset any decrease in the market value of company securities. In addition, our directors and executive officers are prohibited from engaging in short sales of our stock.

DELINQUENT SECTION 16(a) REPORTS

Our executive officers, Directors and beneficial owners of more than 10% of our Common Stock are required under Section 16(a) of the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of those reports must also be furnished to us.

Based solely on a review of the copies of the reports furnished to us, and written representations from certain reporting persons that no other reports were required, we believe that during the year ended December 31, 2023, the reporting persons complied on a timely basis with all Section 16(a) filing requirements applicable to them, except for Ronald Packard, whose Form 4 filing, reporting a stock option granted on April 12, 2023 and filed on May 2, 2023.

20

EXPENSES OF SOLICITATION

We will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain of our Directors, officers and employees (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram, personal interview, facsimile, e-mail or other means of electronic communication. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares of Common Stock held of record by them as of the Record Date, and such custodians will be reimbursed for their expenses.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2025 ANNUAL MEETING

In order to be considered for inclusion in our proxy statement and form of proxy for our 2025 annual meeting, stockholder proposals intended to be presented at our 2025 annual meeting of stockholders must be received by us on or before January 11, 2025. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in our proxy statement and form of proxy and should be mailed to: Secretary, Harvard Apparatus Regenerative Technology, Inc., 84 October Hill Road, Suite 11, Holliston, Massachusetts 01746-1371.

To the extent a stockholder of record wishes to have a stockholder proposal considered at an annual meeting even though such proposal is not included in our proxy statement, our By-laws provide that such stockholder of record must provide written notice of such proposal and appropriate supporting documentation, as set forth in the By-laws, to our Secretary at our principal executive office not less than 90 days or not more than 120 days prior to the first anniversary of the date of the preceding year’s annual meeting. In the event, however, that the annual meeting is scheduled to be held more than 30 days before such anniversary date or more than 60 days after such anniversary date, notice must be delivered not earlier than 120 days prior to the date of such meeting and not later than the later of (i) 10 days following the date of public announcement of the date of such meeting or (ii) 90 days prior to the date of such meeting. Proxies solicited by the Board of Directors will confer discretionary voting authority on the proxy holders with respect to these proposals, subject to rules of the Securities and Exchange Commission governing the exercise of this authority.

SUBMISSION OF SECURITYHOLDER RECOMMENDATIONS FOR DIRECTOR CANDIDATES

All securityholder recommendations for Director candidates must be submitted in writing to our Secretary at Harvard Apparatus Regenerative Technology, Inc., 84 October Hill Road, Suite 11, Holliston, Massachusetts 01746-1371, who will forward all recommendations to the Governance Committee. In addition to satisfying the foregoing requirements, to comply with the universal proxy rules under the Securities Exchange Act of 1934, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must follow the requirements set forth in our bylaws, Rule 14a-19 as promulgated under the Securities Exchange Act of 1934, or as otherwise permitted by law. All securityholder recommendations for Director candidates must include:

●	the name and address of record of the securityholder,

●	a representation that the securityholder is a record holder of our securities, or if the securityholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934,

●	the name, age, business and residential address, educational background, public company directorships, current principal occupation or employment, and principal occupation or employment for the preceding five full fiscal years of the proposed Director candidate,

●	a description of the qualifications and background of the proposed Director candidate which addresses the minimum qualifications and other criteria for Board membership approved by the Board of Directors and set forth in the Governance Committee Charter,

●	a description of all arrangements or understandings between the securityholder and the proposed Director candidate,

●	the consent of the proposed Director candidate to be named in the proxy statement, to have all required information regarding such Director candidate included in the proxy statement, and to serve as a Director if elected, and

●	any other information regarding the proposed Director candidate that is required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission.

21

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders wishing to communicate with the Board of Directors may do so by sending a written communication to any Director at the following address: Harvard Apparatus Regenerative Technology, Inc., 84 October Hill Road, Suite 11, Holliston, Massachusetts 01746-1371. The mailing envelope should contain a notation indicating that the enclosed letter is a “Stockholder-Board Communication”. All such letters should clearly state whether the intended recipients are all members of the Board of Directors or certain specified individual Directors. Our Secretary or his designee will make a copy of any stockholder communication so received and promptly forward it to the Director or Directors to whom it is addressed.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee is responsible for the appointment, retention, termination, compensation and oversight of the work of our independent registered public accounting firm for the purpose of preparing or issuing an audit report or related work. To execute this responsibility, the Audit Committee engages in a comprehensive annual evaluation of the independent auditor’s qualifications, performance and independence and whether the independent registered public accounting firm should be rotated, and considers the advisability and potential impact of selecting a different independent registered public accounting firm.

Our independent public accounting firm is Marcum LLP, Boston, Massachusetts. Our predecessor independent public accounting firm was Wei, Wei & Co., LLP, Flushing, New York.

The following table provides a summary of fees for professional services provided by Marcum LLP, our current independent registered public accounting firm, Wei, Wei & Co., and RSM US, LLP, our former independent registered public accounting firms, during the fiscal years ended December 31, 2023 and 2022, in each of the following categories as set forth in the table below.

	2023	2022
Audit Fees (1)	$234,722	$213,849
Audit-related Fees (2)	15,381	173,440
Tax Fees (3)	—	15,000
Total Fees	$250,103	$402,289

(1)	Audit Fees for both 2023 and 2022 included fees associated with the annual audit of our consolidated financial statements and the reviews of our Quarterly Report on Form 10-Q.

(2)	Audit-related Fees for Wei, Wei & Co., LLP and Marcum LLP for 2023 included fees relating to the filing of a Registration Statement on Form S-8. Audit-related Fees for RSM, Wei, Wei & Co., LLP and Marcum LLP for 2022 included fees relating to the filing of a Registration Statement on Form S-1 and auditor transition.

(3)	Tax Fees included domestic and international tax compliance, tax advice and tax planning.

All Other Fees

None.

All of the services performed in the years ended December 31, 2023 and December 31, 2022 were pre-approved by the Audit Committee. It is the Audit Committee’s policy to pre-approve all audit and permitted non-audit services to be provided to us by the independent registered public accounting firm. The Audit Committee’s authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision. The Audit Committee has delegated this pre-approval authority to its Chairman for non-audit services with aggregate fees of $10,000 or less. In addition, the Audit Committee has considered whether the provision of the non-audit services above is compatible with maintaining the independent registered public accounting firm’s independence.

22

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Marcum LLP has served as our independent registered public accounting firm since October 10, 2022. Prior to Marcum LLP, Wei, Wei & Co., LLP had served as our independent registered public accounting firm. The Audit Committee is responsible for the appointment, retention, termination, compensation and oversight of the work of our independent registered public accounting firm for the purpose of preparing or issuing an audit report or related work. To execute this responsibility, the Audit Committee engages in a comprehensive annual evaluation of the independent auditor’s qualifications, performance and independence and whether the independent registered public accounting firm should be rotated and considers the advisability and potential impact of selecting a different independent registered public accounting firm.

Although ratification of the appointment of our independent registered public accounting firm is not required by our By-laws or otherwise, the Board is submitting the appointment of Marcum LLP to our stockholders for ratification because we value the views of our stockholders. In the event that our stockholders fail to ratify the appointment of Marcum LLP, the Audit Committee will reconsider the appointment of Marcum LLP. Even if the appointment is ratified, the ratification is not binding and the Audit Committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

A representative of Marcum LLP is expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if he or she desires to do so, and will be available to respond to appropriate questions.

Vote Required

The affirmative vote of a majority of the votes cast by holders of shares of Common Stock present or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

23

PROPOSAL 3

NON-BINDING ADVISORY VOTE ON THE COMPENSATION

OF OUR NAMED EXECUTIVE OFFICERS

In accordance with Section 14A of the Exchange Act, the board of directors is asking stockholders to approve an advisory (non-binding) resolution on the compensation of our named executive officers. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. The text of the resolution is as follows:

RESOLVED, that the stockholders of Harvard Apparatus Regenerative Technology, Inc. approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Company’s 2024 annual meeting of stockholders pursuant to Item 402 of Regulation S-K, including the Summary Compensation Table and related compensation tables and narrative discussion within the “Executive Compensation” section of the Company’s proxy statement.

We have designed our compensation and benefits program and philosophy to attract, retain and incentivize talented, qualified and committed executive officers that share our philosophy and desire to work toward our goals. We believe that our executive compensation program aligns individual compensation with the short-term and long-term performance of the Company.

The vote regarding the compensation of our named executive officers described in this Proposal No. 3, referred to as a “say-on-pay vote,” is advisory, and is, therefore, not binding on the Company or the board of directors. Although non-binding, the board of directors and the compensation committee value the opinions that stockholders express in their votes and will review the voting results and take them into consideration as they deem appropriate when making future decisions regarding our executive compensation program.

Vote Required

The affirmative vote of a majority of the voting power of the outstanding voting stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required for the approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NON-BINDING APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

24

MULTIPLE STOCKHOLDERS SHARING THE SAME ADDRESS

Owners of Common Stock in street name may receive a notice from their broker or bank stating that only one notice of internet availability of proxy materials, annual report or proxy statement will be delivered to multiple stockholders sharing an address. This practice, known as “householding,” is designed to reduce printing and postage costs. However, if any stockholder residing at such an address wishes to receive a separate notice of internet availability of proxy materials, annual report or proxy statement, we will promptly deliver a separate copy to any stockholder upon written or oral request to our investor relations department at Harvard Apparatus Regenerative Technology, Inc., 84 October Hill Road, Suite 11, Holliston, Massachusetts 01746-1371 or by telephone at (774) 233-7300. In addition, any stockholder who receives multiple copies at the same address can request delivery of a single copy by notifying our investor relations department pursuant to the contact information provided above.

OTHER MATTERS

The Board of Directors does not know of any matters, other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY, PLEASE CAST YOUR VOTE ONLINE, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD IN THE POSTAGE-PAID ENVELOPE (WHICH WILL BE PROVIDED TO THOSE STOCKHOLDERS WHO REQUEST PAPER COPIES OF THESE MATERIALS BY MAIL) BEFORE THE ANNUAL MEETING SO THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

THIS PROXY STATEMENT IS ACCOMPANIED BY THE COMPANY’S ANNUAL REPORT TO STOCKHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2023. THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2023 AND ANY EXHIBITS THERETO TO ANY STOCKHOLDER, UPON WRITTEN REQUEST TO HARVARD APPARATUS REGENERATIVE TECHNOLOGY, INC., 84 OCTOBER HILL ROAD, SUITE 11, HOLLISTON, MASSACHUSETTS 01746-1371. A LIST OF STOCKHOLDERS ENTITLED TO VOTE AT THE ANNUAL MEETING WILL BE AVAILABLE FOR INSPECTION BY STOCKHOLDERS DURING REGULAR BUSINESS HOURS AT OUR OFFICES AND THE OFFICES OF OUR TRANSFER AGENT DURING THE TEN DAYS PRIOR TO THE ANNUAL MEETING AS WELL AS AT THE ANNUAL MEETING.

25

HARVARD APPARATUS
REGENERATIVE TECHNOLOGY

VOTE

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

ENDORSEMENT_LINE______________ SACKPACK_____________

000001

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 11:59 PM EDT on June 19, 2024.

Online
Go to **www.investorvote.com/HRGN** or scan the QR code – login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money!
Sign up for electronic delivery at www.investorvote.com/HRGN

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

2024 Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 – 4.

1. Election of Directors:

	For	Withhold
01 - David Green	☐	☐
02 - Ting Li	☐	☐
03 - Ronald Packard	☐	☐

	For	Against	Abstain
2. To ratify the selection of Marcum LLP as the Corporation's independent auditors for fiscal 2024;	☐	☐	☐
3. To consider and vote, on a non-binding advisory basis, compensation of named executive officers; and	☐	☐	☐
4. To transact such other business as may properly come before the meeting or any adjournment thereof.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT
3 3 B V 6 1 4 7 5 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

03ZSPB

2024 Annual Meeting of Harvard Apparatus Regenerative Technology, Inc. Stockholders

June 20, 2024, 9:30 AM EDT
84 October Hill Road, Suite 11, Holliston, MA 01746

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/HRGN

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Harvard Apparatus Regenerative Technology, Inc.

2024 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — June 20, 2024

The stockholder(s) hereby appoint(s) Joseph Damasio and Shunfu Hu, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this card, all of the shares of common stock of Harvard Apparatus Regenerative Technology, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held on June 20, 2024, at 9:30 am Eastern Time, or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2-4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C **Non-Voting Items**

Change of Address — Please print new address below.	**Comments** — Please print your comments below.